EXHIBIT 10.29

                                WARRANT AGREEMENT

       WARRANT AGREEMENT dated as of October __, 1998, between Environmental Remediation Holding Corporation, a Colorado corporation (the "Company"), and
----------------

                              W I T N E S S E T H:


     WHEREAS,---- wishes to acquire certain warrants of the Company more particularly described below; and

     WHEREAS, the Company wishes to issue such warrants to pursuant to the terms and conditions set forth herein.

       NOW, THEREFORE, in consideration of the promises, the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

       1.         Grant.

       The Company hereby grants , (the "Holder") the following:

         a. The right to purchase, at any time from the date of the issuance until 5:00 PM Eastern Standard Time on December 31, 2003 (the "Warrant "A" Exercise Term"), 150,000 shares (the "Shares") of Common Stock, $0.0001 par value per share (the "Common Stock"), of the Company (subject to adjustment as provided in Section 11 hereof) upon payment of $.50 per Share (the "Warrant "A" Exercise Price") in lawful funds of the United States of America (the "Warrant "A").

         b. The right to purchase, at any time from the date of issuance until the earlier of (i) five (5) years from the date of the exercise of Warrant "A" or (ii) December 31, 2008 (the Warrant "B" Exercise Term"), 150,000 Shares of Common Stock of the Company (subject to adjustment as provided in Section 11 hereof) upon payment of $3.00 per Share (the Warrant "B" Exercise Price") in lawful funds of the United States of America (the Warrant "B").

       2.         Warrant Certificates.

         The warrant certificates for Warrant "A" and Warrant "B" (the "Warrant Certificates) delivered and to be delivered pursuant to this Agreement shall be in the forms set forth as Exhibits A and B, attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions and other variations as required or permitted by this Agreement.

       3.         Exercise of Warrants.

       In case the Holder of the warrants granted herein shall desire to exercise Warrant "A" or Warrant "B" in whole or in part, the Holder shall surrender the appropriate warrant, with the form of exercise notice on the last pages hereof (the "Form of Exercise") duly executed by the Holder, to the Company, accompanied by payment of the applicable Exercise Price.

                  (a) The warrants granted herein may be exercised in whole or in part but not for fractional Shares. In case of the exercise in part only, the Company will deliver to the Holder a new warrant of like tenor in the name of the Holder evidencing the right to purchase the number of Shares as to which the applicable warrant has not been exercised.

                  (b) The warrants granted herein may also be exercised by the Holder, in whole or in part, at any time and from time to time and from time to time during the applicable Exercise Period by presentation and surrender of the applicable warrant to the Company at its principal executive offices with a written notice of the Holder's intention to effect a cashless exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a "Cashless Exercise"). In the event of a Cashless Exercise, the Holder shall surrender the applicable warrant for that number of shares of Common Stock determined by

     (i) multiplying the number of Shares for which such warrant is being exercised by the Per Share Warrant Value as defined in Section 3(c) herein; and

     (ii) dividing the product by the bid price of one share of the Common Stock on the trading day immediately preceding the date of exercise as defined in
Section 3(d) hereof.

In the event that a warrant is not exercised in full, the number of Shares shall be reduced by the number of such Shares for which the applicable warrant is exercised, and the Company, at its expense, shall forthwith issue and deliver to or upon the order of the Holder a new warrant of like tenor in the name of the Holder or as the Holder may request (subject to the rules governing transfers of restricted securities), reflecting such adjusted number of Shares.

                  (c) As used herein "Per Share Warrant Value" shall mean the difference resulting from subtracting the applicable Exercise Price from the bid price of one share of Common Stock on the trading day immediately preceding the Date of Exercise.

                  (d) As used herein "Date of Exercise" shall mean the date that the advance copy of the Form of Exercise set forth herein is sent by facsimile to the Company, provided that the original warrant and original Form of Exercise are received by the Company within three (3) business days. If the Holder has not sent advance notice by facsimile, the Date of Exercise shall be the date the original Form of Exercise is received by the Company.

       4.         Company's Call Rights.

     a. The Company has the right to call Warrant "A" any time after the underlying shares are registered if the Common Stock of the Company exceeds a price of $4.50 per share for an average of twenty (20) consecutive trading days.

     b. The  Company has the right to call  Warrant "B" any time after  eighteen
(18) months after the Holder has exercised Warrant "A" and after the underlying shares are registered if the Common Stock of the Company exceeds a price of $9.00 per share for an average of twenty (20) consecutive trading days.

     c. Notwithstanding anything contained in this Section 4, the Company may not call Warrant "A" and Warrant "B" simultaneously.

         5.       Covenants of the Company.

                  The Company hereby covenants and agrees that prior to the expiration of Warrant "A" and Warrant "B" by exercise or by their respective terms:

                  (a) The Company shall at all times reserve and keep available, out of its authorized and unissued share capital, solely for the purpose of providing for the exercise, forthwith upon the request of the Holder of the warrants then outstanding and in effect, such number of shares of Common Stock, as shall, from time to time, be sufficient for the exercise of the warrants granted by this Agreement. The Company shall, from time to time, in accordance with the laws of the State of Florida, increase the authorized amount of its share capital if at any time the number of shares of Common Stock remaining unissued and unreserved for other purposes shall not be sufficient to permit the exercise of the warrants then outstanding and in effect.

                  (b) The Company covenants and agrees that all shares that may be issued upon the exercise of the rights represented by Warrant "A" and Warrant "B" will, upon issuance, be validly issued, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue thereof.

         6.       Loss, Theft, Destruction or Mutilation.

                  In case either Warrant "A" or Warrant "B" shall become mutilated or defaced or be destroyed, lost or stolen, the Company shall execute and deliver a new warrant (i) in exchange for and upon surrender and cancellation of such mutilated or defaced warrant or (ii) in lieu of and in substitution for such warrant so destroyed, lost, or stolen, upon the Holder of such warrant filing with the Company such evidence satisfactory to it that such warrant has been so lost or stolen and of the ownership thereof by the Holder; provided, however, that, in either case, the Company shall be entitled, as a condition to the execution and delivery of such new warrant, to demand indemnity satisfactory to it and payment of expenses and charges incurred in connection with the delivery of such new warrant, and may demand a bond from the Holder. Any warrant so surrendered to the Company shall be canceled.

         7.       Record Owner.

                  At the time of the surrender of Warrant "A" or Warrant "B", together with the Form of Exercise properly executed and payment of the applicable Exercise Price, the person exercising such warrant shall be deemed to be the Holder of record of the Common Stock deliverable upon such exercise, in whole or in part, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such securities shall not then be actually delivered to such person.

         8.       Mailing of Notices, etc.

                  All notices and other communications from the Company to the Holder of Warrant "A" and Warrant "B" shall be mailed by first-class registered or certified mail, return receipt requested, postage prepaid, to the Holder at the address set forth in the records of the Company, or to such other address furnished to the Company in writing from time to time by the Holder of such warrants in accordance with this Section 8.

  9. Registration Under the Securities Act of 1933, as amended, and Transfers.

     a. Neither Warrant "A" nor Warrant "B" nor the Shares underlying each of them have been registered under the Securities Act of 1933, as amended (the "Act"). Unless and until registered under the Act, such warrants and all replacement warrants shall bear the following legend:

     This Warrant, and the securities issuable upon the exercise of this Warrant, have not been registered under the Securities Act of 1933, as amended (the "Act") or applicable state law and may not be sold, transferred or otherwise disposed of unless registered under the Act and any applicable state act or unless the Company receives an opinion of counsel for the holder and is satisfied that this Warrant and the underling securities may be transferred without registration under the Act.

     The Shares issuable upon exercise of such warrants shall be Rule 144 restricted shares (the "Restricted Securities"). After issuance of the Shares, Company agrees to use its best efforts to assist Holder in registering the Shares or to register the Shares under the Act subject to the rules, regulations, and other provisions of said Act.

                  b. No sale, transfer, assignment or other disposition of the warrants granted herein shall be effective unless the Payee or any subsequent permitted assignee shall provide the Company with (i) an original form of assignment (the "Form of Assignment") set forth on the last pages hereof, (ii) the original warrant and (iii) an opinion of counsel for the Payee or such subsequent permitted assignee, in a form reasonably satisfactory to the Company, stating that the warrant and the underlying securities may be transferred without registration under the Act. Upon acceptance of same for transfer, the Company shall execute and deliver a new warrant in exchange for the one surrendered or like tenor in the name of the permitted assignee and enter such permitted assignee on the books of the Company as the registered holder.

         10.      Piggyback Registration.

                  a. At any time that the Company proposes to file a Company registration statement on Form S-1, including the pending Form S-1 registration filed on January 8, 1998, under the Act (the "Registrations Statement"), or any amendment filed thereof, the Company shall cause to be included in such registration statement any securities issued or subject to issuance in this transaction; provided, however, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the Company Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of holder's Restricted Securities, the Company may, at its election, give written notice of such determination to Holder and, thereupon:

     (i) in the case of a determination not to register such other securities, shall be relieved of its obligation to register Holder's Restricted Securities in connection with such registration (but not from its obligation to pay the registration expenses in connection therewith), and

     (ii) in the case of a delay in registering, shall be permitted to delay registering Holder's Restricted Securities for the same period as the delay in registering such other securities.

     b. The Company's obligation to include Restricted Securities in a Company's Registration Statement pursuant to Section 10(a) shall be subject to the following limitations:

     (i) The Company may elect, at its sole option and for any reason, not to register Holder's Restricted Shares, provided however, that this right is limited to one (1) time and relative to one (1) particular Company Registration Statement.

     (ii) The Company shall not be obligated to include any Restricted Securities in a registration statement filed on Form S-4, Form S-8 or such other similar successor forms then in effect under the Securities Act.

     (iii) If a Company Registration Statement involves an underwritten offering and the managing underwriter advises the Company in writing that in its opinion, the number of securities requested to be included in such Company Registration Statement exceeds the number which can be sold in such offering without adversely affecting the offering, the Company shall include in such Company Registration Statement the number of such securities which the Company is so advised can be sold in such offering without adversely affecting the offering, determined as follows:

     (A) first, the securities proposed by the Company to be sold for it own account, and

     (B) second, any Restricted Securities requested to be included in such registration and any other securities of the Company in accordance with the priorities, if and then existing among the holders of such securities pro rata among the holders thereof requesting such registration on the basis of the number of shares of such securities requested to be included by such holders.

     (iv) The Company shall not be obligated to include Restricted Securities in more than one (1) Company Registration Statement.

                  (c) To the extent Holder's Restricted Securities are intended to be included in a Company Registration Statement, Holder may include any of its Restricted Securities in such Company Registration Statement pursuant to this Agreement only if Holder furnishes to the Company in writing, within ten
(10) business days after receipt of a written request therefor, such information specified in Item 507 of Regulation S-K under the Act or such other information as the Company may reasonably request for use in connection with the Company Registration Statement or Prospectus or preliminary Prospectus included therein and in any application to the NASD. Holder as to which the Company Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make all information previously furnished to the Company by Holder not materially misleading.

         11.      Antidilution Provision.

                  The applicable Exercise Price in effect from time to time shall be, subject to adjustment in accordance with the provisions of this
Section 11.

                  (a) Adjustments for Stock Splits and Combinations. If the Company shall at any time or from time to time after the date hereof, effect a stock split of the outstanding Common Stock, the applicable Exercise Price in effect immediately prior to the stock split shall be proportionately decreased. If the Company shall at any time or from time to time after the date hereof, combine the outstanding shares of Common Stock, the applicable Exercise Price in effect immediately prior to the combination shall be proportionately increased. Any adjustments under this Section 11(a) shall be effective at the close of business on the date the stock split or combination occurs.

     (b) Adjustments for Certain Dividends and Distributions. If the Company shall at any time or from time after the date hereof, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in shares of Common Stock, then, and in each event, the applicable Exercise Price in effect immediately prior to such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the applicable Exercise Price then in effect by a fraction;

     (i) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and

     (ii) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

                  (c) Adjustments for Other Dividends and Distributions. If the Company shall at any time or from time to time after the date hereof, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in other than shares of Common Stock, then, and in each event, an appropriate revision to the applicable Exercise Price shall be made and provision shall be made (by adjustments of the Exercise Price or otherwise) so that the Holder of the warrants shall receive upon exercise thereof, in addition to the number of shares of Common Stock receivable thereon, the number of securities of the Company which they would have received had the warrant been exercised into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the date hereof, retained such securities (together with any distributions payable thereon during such period), giving application to all adjustments called for during such period under this
Section 11(c) with respect to the rights of the holders of the Warrant "A" and Warrant "B".

                  (d) Adjustments for Reclassification, Exchange or Substitution. If the Common Stock issuable upon exercise of Warrant "A" or Warrant "B" at any time or from time to time after the date hereof shall be changed into the same or a different number of shares of any class or classes of stock, whether by reclassification, exchange, substitution or otherwise (other than by way of a stock split or combination of shares or stock dividends provided for in Sections 11(a), (b) and (c), or a reorganization, merger, consolidation, or sale of assets provided for in Section 11(e)), then, and in each event, an appropriate revision to the applicable Exercise Price shall by made and provisions shall be made (by adjustments of the Exercise Price of otherwise) so that the Holder of Warrant "A" and Warrant "B" shall have the right thereafter to exercise such warrants into the kind and amount of shares of stock and other securities receivable upon reclassification, exchange, substitution or other change, by holders of the number of shares of Common Stock into which such warrant might have been exercised immediately prior to such reclassification, exchange, substitution or other change, all subject to further adjustment as provided herein.

     (e) Adjustments for Reorganization, Merger, Consolidation or Sales of Assets. If at any time or from time to time after the date hereof there shall be a capital reorganization of the Company (other than by way of a stock split or combination of shares or stock dividends or distributions provided for in
Section 11(a), (b), and (c), or a reclassification, exchange or substitution of shares provided for in Section 11(d)), or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company's properties or assets to any other person, then as a part of such reorganization, merger, consolidation, or sale, an appropriate revision to the applicable Exercise Price shall be made and provision shall be made (by adjustments of the Exercise Price or otherwise) so that the holder of Warrant "A" and Warrant "B" shall have the right thereafter to exercise such warrants into the kind and amount of shares of stock and other securities or property of the Company or any successor corporation resulting from such reorganization, merger, consolidation, or sale, to which a holder of Common Stock deliverable upon exercise of such shares would have been entitled upon such reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 11(e) with respect to the rights of the holders of Warrant "A" and Warrant "B" after the reorganization, merger, consolidation, or sale to the end that the provisions of this Section 11(e) (including any adjustment in the applicable Exercise Price then in effect and the number of shares of stock or other securities deliverable upon exercise of such warrant) shall be applied after that event in as nearly an equivalent manner as may be practicable.

         12.      Laws of the State of Florida.

                  Warrant "A" and Warrant "B" shall be governed by, interpreted under and construed in all respects in accordance with, the laws of the State of Florida, irrespective of the place of domicile or residence of any party.

         13.      Entire Agreement and Modification.

                  The Company and the Holder hereby represent and warrant that this Warrant Agreement and Warrant "A" and Warrant "B" issued hereunder are intended to and do contain and embody all of the understandings and agreements, both written and oral, of the parties hereto with respect to the subject matter of the warrants granted herein, and that there exists no oral agreement or understanding, express or implied, whereby the absolute, final and unconditional character and nature of this Warrant Agreement, Warrant "A" and Warrant "B" shall be in any way invalidated, empowered or affected. A modification or waiver of any of the terms, conditions or provisions of this Warrant Agreement, Warrant "A" or Warrant "B" shall be effective only if made in writing and executed with the same formality as these documents.

         14.      Controlling Document.

                  Notwithstanding anything contained herein, in the event of conflict between any provision contained herein and those contained in Warrant "A" or Warrant "B", the provisions contained in this Agreement shall control.

         Warrant "A" and Warrant "B" will become wholly void and of no effect and the rights evidenced hereby will terminate unless exercised in accordance with the terms and provisions hereof at or before 5:00 p.m., Eastern Time, on the Expiration Date.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                                   ENVIRONMENTAL REMEDIATION
                                                     HOLDING CORPORATION


                    By:______________________________________
                       Name: Noreen Wilson
                       Title:   Vice President/Chief Financial Officer


Attest:  ___________________________
Name:    ___________________________
Title:_____________________________

                           --------------------------------------.


                    By:______________________________________
                                      Name:
                                                     Title:
Attest:  ___________________________
Name:    ___________________________
Title:_____________________________

                                    EXHIBIT A


This Warrant, and the securities issuable upon the exercise of this Warrant, have not been registered under the Securities Act of 1933, as amended (the "Act") or applicable state law and may not be sold, transferred or otherwise disposed of unless registered under the Act and any applicable state act or unless the Company receives an opinion of counsel for the holder and is satisfied that this Warrant and the underling securities may be transferred without registration under the Act.

THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS
CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREE
MENT REFERRED TO HEREIN.

                            EXERCISABLE ON OR BEFORE
               5:00 P.M., EASTERN STANDARD TIME, DECEMBER 31, 2003

                                150,000 WARRANTS

                             WARRANT "A" CERTIFICATE

         This Warrant "A" Certificate certifies that----------------- ("") or registered assigns, is the registered holder of 150,000 Warrants to purchase, at any time from October _, 1998, until 5:00 P.M. Eastern Standard Time on December 31, 2003 ("Expiration Date"), up to 150,000 shares ("Shares") of fully-paid and non-assessable common stock, par value $.0001 ("Common Stock"), of Environmental Remediation Holding Corporation, a Colorado corporation (the "Company"), at the Initial Exercise Price, subject to adjustment in certain events, of $.50 per Share (the "Exercise Price") upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the warrant agreement dated as of October _, 1998, between the Company and (the "Warrant Agreement"). Payment of the Exercise Price may be made in cash, or by certified or official bank check in New York Clearing House funds payable to the order of the Company, or any combination of cash or check.

         No Warrant may be exercised after 5:00 P.M., Eastern Standard Time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, shall thereafter be void.

         The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to in a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.

         The Warrant Agreement provides that upon the occurrence of certain events, the Exercise Price and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the, request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

         Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of warrants shall be issued to the transferees) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement and in compliance with the rules governing restricted securities, without any charge except for any tax, or other governmental charge imposed in connection therewith.

         Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such number of unexercised Warrants.

         The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

         All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

                                                   Dated:  _______________, 1998
                                                     ENVIRONMENTAL REMEDIATION
                                                     HOLDING CORPORATION


                                                     By:_______________________
                                                     Name:_____________________
                                                     Title_____________________

Attest:____________________________
Name:____________________________
Title:_____________________________

                                    EXHIBIT B

This Warrant, and the securities issuable upon the exercise of this Warrant, have not been registered under the Securities Act of 1933, as amended (the "Act") or applicable state law and may not be sold, transferred or otherwise disposed of unless registered under the Act and any applicable state act or unless the Company receives an opinion of counsel for the holder and is satisfied that this Warrant and the underling securities may be transferred without registration under the Act.

THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS
CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREE
MENT REFERRED TO HEREIN.

                            EXERCISABLE ON OR BEFORE
                        5:00 P.M., EASTERN STANDARD TIME
                                ON THE EARLIER OF
       (I) FIVE (5) YEARS FROM THE DATE OF EXERCISE OF WARRANT "A" OR (II)
                                DECEMBER 31, 2008
                                150,000 WARRANTS

                             WARRANT "B" CERTIFICATE

         This Warrant "B" Certificate certifies that ----------------------- ("") or registered assigns, is the registered holder of 150,000 Warrants to purchase, at any time from October _, 1998, until 5:00 P.M. Eastern Standard Time on the earlier of (i) five (5) years from the exercise of Warrant "A" issued to the on even date or (ii) December 31, 2008 ("Expiration Date"), up to 150,000 shares ("Shares") of fully-paid and non-assessable common stock, par value $.0001 ("Common Stock"), of Environmental Remediation Holding Corporation, a Colorado corporation (the "Company"), at the Initial Exercise Price, subject to adjustment in certain events, of $3.00 per Share (the "Exercise Price") upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the warrant agreement dated as of October _, 1998, between the Company and (the "Warrant Agreement"). Payment of the Exercise Price may be made in cash, or by certified or official bank check in New York Clearing House funds payable to the order of the Company, or any combination of cash or check.

         No Warrant may be exercised after 5:00 P.M., Eastern Standard Time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, shall thereafter be void.

         The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to in a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.

     The Warrant Agreement provides that upon the occurrence of certain events, the Exercise Price and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the, request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

         Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of warrants shall be issued to the transferees) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement and in compliance with the rules governing restricted securities, without any charge except for any tax, or other governmental charge imposed in connection therewith.

         Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such number of unexercised Warrants.

         The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

         All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

                                                   Dated:  _______________, 1998
                                                   ENVIRONMENTAL REMEDIATION
                                                   HOLDING CORPORATION


                                                     By:_______________________
                                                     Name:_____________________
                                                     Title_____________________

Attest:____________________________
Name:____________________________
Title:_____________________________

                               [FORM OF EXERCISE]

         The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ____________ Shares and herewith tenders in payment for such Shares cash or a certified or official bank check payable in New York Clearing House Funds to the order of ENVIRONMENTAL REMEDIATION HOLDING CORPORATION in the amount of $_______________, all in accordance with the terms hereof. The undersigned requests that a certificate for such Shares be registered in the name of ________________________whose address is _____________________________, and that such Certificate be delivered to ___________________________________________, whose address is
---------------------------------------------------------------.


Dated:                                               Signature:________________

                                                     (Signature  must conform in
                                                     all  respects  to  name  of
                                                     holder as  specified on the
                                                     face    of   the    Warrant
                                                     Certificate.)



------------------------------------

------------------------------------
(Insert Social Security or Other
Identifying Number of Holder)

                              [FORM OF ASSIGNMENT]




                              (To  be executed by the registered  holder if such
                                   holder   desires  to  transfer   the  Warrant
                                   Certificate.)


         FOR VALUE RECEIVED ___________________________________________ hereby sells, assigns and transfers unto

------------------------------------------------------------------------------
                                   (Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ___________________________________, Attorney, to transfer the within Warrant
Certificate on the books of the within-named Company, with full power of substitution.

Dated:                                               Signature:_________________

                                                     (Signature must conform in
                                                     all respects to name of
                                                     holder as specified on the
                                                     face of the Warrant
                                                     Certificate)


-------------------------------------

-------------------------------------
(Insert Social Security or Other
Identifying Number of Assignee)